                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 14,1998



                               MILLENIUM ISTEC INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                33-55254-35                87-0500742
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)



RR#2, Site 25, Comp 6, Nelson, BC Canada                             V1L 5P5
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



                                 (250) 352-6880
               --------------------------------------------------
               Registrant's telephone number, including area code
















                                      -1-

The registrant filed an 8-K dated as of February 5, 1998 relating to a change in control of the Registrant and the acquisition of significant assets by the Registrant. The Form 8-K stated that the financial statements and proforma financial information required to be submitted with the Form 8-K shall be filed by amendment. This Form 8-K/A contains such financial information and amends the Form 8-K in certain respects.

ITEM 1 - Changes in Control of Registrant.

1.       Persons Acquiring Control:

         On February 5, 1998, the Registrant consummated a reverse merger transaction pursuant to Internal Revenue Code Section 368(a)(1)(B) in which all of the common stock of the following companies (the "Companies") was transferred to the Registrant solely in exchange for the issuance to the former shareholders (the "New Stockholders") of the Companies of 2,800,000 newly issued shares of common stock, par value $0.001 per share (the "Common Stock"), of the Registrant:
         (i) Specialty Coatings Ltd., an Alberta, Canada corporation;
         (ii) Michael McCarthey Construction Ltd., a British Columbia, Canada corporation; (iii) B.C. Thermal Dynamic Coatings Inc., a British Columbia, Canada corporation; and (iv) West Kootenay Lite-Form Inc., a British Columbia, Canada corporation.

         Immediately prior to February 5, 1998, the Registrant had 1,000,000 issued and outstanding shares of Common Stock. In connection with the reverse merger transaction, Capital General Corporation
         ("Capital General"), a Utah corporation and principal stockholder of the Registrant prior to the reverse merger transaction, and certain affiliates of Capital General received 200,000 shares of Common Stock for certain services rendered in connection with the reverse merger transaction. The shares of Common Stock issued to the New stockholders and to Capital General and its affiliates in connection with the reverse merger transaction are restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, the resale of such shares are subject to the terms and conditions of Rule 144.

         On February 6, 1998, as part of a separate transaction from this acquisition, Capital General sold 720,400 shares of its holdings of Common Stock in the Registrant to Arthur Lang, a Canadian citizen for $125,000. Mr. Lang is a consultant to the Registrant.

         Subsequent to the reverse merger transaction, the Registrant and the former shareholder of Michael McCarthey Construction Ltd. rescinded the transaction as it related to Michael McCarthey Construction Ltd. and the 4,000 shares of Common Stock issued to such shareholder in such transaction have been returned to the Registrant and held as treasury stock until subsequently issued in another transaction.

		Effective July 23, 1998, the Registrant changed its name from Environmental Development Corporation to Millenium Istec Inc.

         The following are summary descriptions of the Companies:

         Specialty Coatings Ltd. ("Specialty Coatings") is a Canadian corporation incorporated for the development of new ceramic sealants and oil/gas storage tank wraps. Specialty Coatings was incorporated in June 1996 and is currently developing and marketing these products.

                                       -2-

         West Kootenay Lite-Form Inc., ("West Kootenay") is a Canadian corporation incorporated in 1993 for the purpose of providing insulating forms for concrete construction. West Kootenay maintains office storage and warehouse facilities in Nelson, British Columbia, Canada. West Kootenay currently is developing new construction opportunities using energy efficient design in both commercial and residential construction. West Kootenay was founded by Judith and Wilfred Walker.

	   BC Thermal Dynamic Coatings Inc., ("BC Thermal") is a Canadian corporation incorporated in June 1997 to develop new opportunities in the construction materials industry. BC Thermal is also developing additional coatings and marketing relationships. BC Thermal was founded by Arnie Gustafson and Wilfred Walker.

           The Registrant is investigating the potential of incorporating environmentally-friendly materials into the construction and oil industries. Some of these products are currently being developed by the above companies, which will continue as subsidiaries of Millenium Istec Inc. The subsidiaries are working to develop new tank wrap and other coating products. Specialty Coatings has developed roofing, decking, waterproofing and fireproofing products that management believes have the potential to make the Registrant a leader in providing advanced materials to the construction and oil industries.


2.       Amount  and  Source  of Consideration:   The Registrant issued 2.8
         million shares of Common Stock to the New Stockholders in exchange for 100% of the outstanding common stock of the Companies.

3. Basis of Control: As of February 5, 1998, the New Stockholders owned beneficially 70% of all of Registrant's outstanding Common Stock (see Item 1, Persons Acquiring Control). The following table of Security Ownership lists the subsequent major stockholders:

            Security Ownership by Certain
            Beneficial Owners and Management
            Common Stock Ownership
            Arnie Gustafson - President (1)           1,953,350       48.83%
            Wilfred Walker -  Director   (1) (2)        646,650       16.17%
            Arthur Lang                                 720,400       18.01%

            Total Outstanding Shares of Common Stock  4,000,000      100.00%

           (1) Includes shares held on record by BC Thermal as agent for certain shareholders.
           (2)  Includes 30,400 shares held by his wife, Judith Walker.

4. Date and Description of Transaction: The acquisition of control occurred on February 5, 1998, through a reverse merger (all common stock of the Companies was transferred to Registrant solely in exchange for 2,800,000 shares of the Registrant's common stock) pursuant to Internal Revenue Code Section 368(a)(1)(B). The principles followed in determining the number of shares of the Registrant's Common Stock to be issued in the reverse merger transaction were based on negotiations between the parties. The reverse merger transaction will
                                       -3-
         be accounted for as a purchase in which the Companies as a group (except Michael McCarthey Construction Ltd.) is assumed to have acquired the Registrant. The entities will consolidate all activity as of March 1, 1998.

5. Percentage of Voting Securities Acquired: 70% of Registrant's voting securities.

6. Identity of Person From Whom Control Was Acquired: Capital General Corporation, a Utah corporation.

7.       Arrangements for  Election of New  Directors:    Simultaneously,
         with the closing of the reverse merger, Krista Nielson and Sasha Belliston, the directors and officers of the Registrant at that time, resigned, and Arnie Gustafson, Wilfred Walker and Marilyn Auriat were elected to the Board of Directors of the Company, resulting in effective control of the Company passing to the New Stockholders. Subsequently, Alan Stewart, Murray Swales, and Charles Polan were added as directors.
         In addition, the following persons were elected as officers of the
         Registrant:
              Alan Stewart        -  Chairman of the Board of Directors

              Arnie L. Gustafson  -  President and Chief Executive Officer

              Wilfred W. Walker   -  Vice President - Operations

              Murray Swales        -  Secretary and Treasurer, Principal
                                      Financial and Accounting Officer

         Effective October 29, 1998, the shareholders of the Registrant removed Charles Polan as a director and according to the Company's bylaws, the total number of directors was reduced to five. The following biographical information is provided on the remaining Directors and Officers.

         Arnie L. Gustafson - President and Director

         Mr. Arnie L. Gustafson (age 43) is the founder and president of several companies with relation to the construction and oil field industries. The last company he founded integrated the microbial technologies into the oil field for environmental cleanups and waste water treatments of municipalities throughout Canada. He researched and received Canadian High-tech R & D status for four years running in the hydroponic food production industry.

         Wilfred W. Walker - Vice President of Operations and Director

         Mr. Wilfred W. Walker (age 55) has been a successful businessman for twenty-one years in steel fabrication. Through his companies, he has managed major contracts for Cominco, the Canadian government, Nelson City Power and Kootenay Power. Mr. Walker is the western distributor of Lite-Form, Inc. and has been involved in the construction of one hundred and fifty homes using Lite-Form.

         Marilynn Auriat - Director

         Ms. Marilynn Auriat (age 44)has a degree in business administration and twenty years accounting background and is a past director of a VSE Public Company. She has developed subdivisions and chaired a co-op and for five years was a chairperson of a municipal planning commission in a northern Canadian community.
         major gas
                                      -4-

         Alan M. Stewart - Chairman and Director

         Mr. Alan M. Stewart (age 63)has served as the CEO of two money management companies and the founder of a third. He is currently associated with Roll & Ross Management, LLP, an investment advisor registered with the Securities and Exchange Commission. The early part of his career was devoted to the development of a series of integrated global production, distribution and transportation companies primarily involving the publishing industry. He was a member of the founding team of New York State commercial bank and thereafter worked in the business of investment banking and business consulting. He has been a labor contract negotiator and has served as a trustee of Erisa pension funds. Most recently, he was associated with Cap/Cities ABC/Disney's publishing division where he was a senior director and manager of Institutional Investor's financial services conference division.

         Murray Swales - Chief Financial Officer and Director

         Murray Swales (age 48) is a Chartered Accountant (B.C. Institute of Chartered Accountants), and has been a partner in both a local and national Chartered Accountancy firm from 1982 to 1998. He has acted as Chief Executive Officer of a farm machinery technology company from 1989 to 1991 and he has been a director and officer of several public and private companies. Mr. Swales' area of expertise is providing accounting services to publicly traded companies and this experience will be beneficial to the Registrant.

ITEM 2 - Acquisition or Disposition of Assets.

         Date and Manner of Acquisition: See Item 1 of this Form 8-K/A above.

         Significant Assets Acquired: Assets of Companies described in Item 1, including rights to various patents pending, product designs, and other research and development work-product and information.

         Nature and Amount of Consideration Given:   2,800,000 shares (70%) of
         Registrant's outstanding voting common stock and an additional 200,000 shares of stock were issued to Capital General and certain affiliates for services rendered in connection with the acquisition

         Identity of Persons from Whom Assets Acquired: See identities as described in Item 1, above.



ITEM 7 - Financial Statements and Exhibits.

         a.       Financial Statements of Businesses Acquired

                  Specialty Coatings Ltd.:
                        Independent Audit Report                       F-1
                              October 7, 1998
                        Audited Balance sheets                         F-2
                              December 31, 1997 and 1996
                        Audited Statement of Operations                F-4
                               Years ended December 31, 1997 and 1996
                        Audited Statements of Stockholders' equity     F-5
                               Years ended December 31, 1997 and 1996

                                         -5-

                        Audited Statements of Cash Flows               F-6
                               Years ended December 31, 1997 and 1996
                        Notes to Financial Statements                  F-7
                               December 31, 1997 and 1996
                        Unaudited Balance Sheet                        F-14
                               February 28, 1998
                        Unaudited Statement of Operations              F-16
                               Two months ended February 28, 1998
                        Unaudited Statement of Cash Flows              F-17
                               Two months ended February 28, 1998

                  West Kootenay Lite-Form Inc.:
                        Independent Audit Report                       F-18
                               November 7, 1998
                        Audited Balance Sheets                         F-19
                               May 31, 1997 and 1996
                        Audited Statement of Operations                F-21
                               Years ended May 31, 1997 and 1996
                        Audited Statement of Stockholders' Equity      F-22
                               Years ended May 31, 1997 and 1996
                        Audited Statement of Cash Flows                F-23
                               Years ended May 31, 1997 and 1996
                        Notes to Financial Statements                  F-24
                               May 31, 1997 and 1996
                        Unaudited Balance Sheet                        F-29
                               February 28, 1998
                        Unaudited Statement of Operations              F-31
                               Nine months ended February 28, 1998
                        Unaudited Statement of Cash Flows              F-32
                               Nine months ended February 28, 1998

                  BC Thermal Dynamic Coatings Inc.:
                        Unaudited Balance Sheet                        F-33
                               February 28, 1998
                        Unaudited Statement of Operations              F-35
                               Nine months ended February 28,1998
                        Unaudited Statement of Cash Flows              F-36
                               Nine months ended February 28, 1998
         b.       Pro Forma Financial Information
                        Unaudited pro forma combined Balance Sheet     F-38
                               February 28, 1998
                        Unaudited pro forma combined Statement of
                        Operations
                              Year ended December 31, 1997             F-40
                              Two months ended February 28, 1998       F-41
                        Accompanying Explanatory Notes                 F-42
         c.       Exhibits

         2.1      Purchase Agreement and Plan of Reorganization

         Agreement, dated as of February 5, 1998, by and between Environmental Development Corporation, a Nevada corporation, and Specialty Coatings Ltd.,an Alberta company, Michael McCarthy Construction Ltd., a British Columbia company, B.C. Thermal Dynamic Coatings Inc., a British Columbia company, and West Kootenay Lite-Form Inc., a British Columbia company, which agreement provides for the plan of acquisition relating to the reverse merger transaction described in this Form 8-K/A.

                                    -6-

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Environmental Development Corporation, by:


Dated:  January 14, 1999          s\ Arnie Gustafson
                                 -----------------------------------------
                                 Arnie Gustafson, President and Director















































                                      -7-

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
Stockholders of Specialty Coatings Ltd.
Spruce Grove, Alberta
Canada

We have audited the accompanying balance sheets of Specialty Coatings Ltd. (a Canadian corporation) as of December 31, 1996 and 1997, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Specialty Coatings Ltd. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced severe liquidity problems. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters also are described in Note L. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s Williams & Webster, P.S.

Williams & Webster, PS
Certified Public Accountants
Spokane, Washington
October 7, 1998














                                      F-1

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
BALANCE SHEETS

                                                             December 31,
ASSETS                                                    1997         1996
                                                        ----------   ---------
CURRENT ASSETS
Cash and cash equivalents                               $    185     $     741
   Stockholder receivable                                      -         4,494
                                                        --------     ---------
TOTAL CURRENT ASSETS                                         185         5,235
                                                        --------     ---------

FIXED ASSETS
   Property and equipment                                 13,946         4,417
   Accumulated depreciation and amortization              (4,913)       (1,118)
                                                        --------     ---------
TOTAL FIXED ASSETS                                         9,033         3,299
                                                        --------     ---------
TOTAL ASSETS                                            $  9,218      $  8,534
                                                        ========     =========



































The accompanying notes are an integral part of the financial statements.
                                      F-2


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY                         December 31,
                                                          1997          1996
                                                       ----------     --------
CURRENT LIABILITIES
   Accounts payable                                    $   23,189     $    291
   Customer deposits                                       53,559        8,396
   Stockholder loans                                      140,363       62,263
   Accrued interest                                        22,913        4,080
                                                       ----------     --------
TOTAL CURRENT LIABILITIES                                 240,024       75,030
                                                       ----------     --------

OTHER LIABILITIES
   Commitments and contingencies                           34,994            -
                                                       ----------     --------
TOTAL LIABILITIES                                         275,018       75,030
                                                      -----------     --------

STOCKHOLDERS' EQUITY
 Preferred stock, no stated value:  unlimited shares
  authorized;  no shares issued and outstanding                 -            -
 Common stock, class A, no par value:   unlimited
  shares authorized; 100 shares issued and outstanding         73           73
 Common stock, class B, no par value: unlimited shares
  authorized;  no shares issued and outstanding                 -            -
Accumulated deficit                                      (273,000)     (66,672)
Accumulated foreign currency translation adjustment         7,127          103
                                                      -----------     --------
        TOTAL STOCKHOLDERS' EQUITY                       (265,800)     (66,496)
                                                      -----------     --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $     9,218     $  8,534
                                                      ===========     ========




















The accompanying notes are an integral part of the financial statements.
                                      F-3


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
STATEMENTS OF OPERATIONS

                                                             Years Ended
                                                             December 31,
                                                          1997          1996
                                                        ---------     --------
REVENUES                                               $   71,324    $  62,652
COST OF REVENUES                                           67,273       55,662
                                                       -----------   ----------
GROSS PROFIT                                                4,051        6,990
                                                       -----------   ----------
EXPENSES
  Occupancy expenses                                       41,522       19,744
  Professional fees                                        11,881       11,965
  Advertising                                               4,062        1,506
  Bank fees                                                   395          270
  Contract wages                                           16,963       17,811
  Contributions                                                 -          110
  Depreciation                                              3,923        1,120
  Freight and fuel                                          7,258        8,401
  Permits, licenses and fees                                  616          219
  Research and development                                 89,951            -
  Sales commissions                                             -        3,656
  Small tools                                               5,597            -
  Travel                                                    8,806        4,774
                                                       -----------   ----------
                                                          190,974       69,576
                                                       -----------   ----------
Income (loss) from operations                            (186,923)     (62,586)
                                                       -----------   ----------
Other expenses
  Interest expense                                         19,405        4,086
                                                       -----------   ----------
Income (loss) before income taxes                        (206,328)     (66,672)
Income tax provision                                            -            -
                                                       -----------   ----------
NET INCOME (LOSS)                                      $ (206,328)  $  (66,672)
                                                       ==========-   ==========

NET LOSS PER CLASS A COMMON SHARE                      $   (2,063)  $     (667)
                                                       ===========   ==========


WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING          100          100
                                                       ===========  ===========








The accompanying notes are an integral part of the financial statements.
                                      F-4


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Statements of Stockholders' Equity
Year Ended December 31, 1997 and 1996

                                                     Accumulated
                                                       Foreign
                         Common Stock                 Currency         Total
                                       Accumulated   Translation   Stockholders'
                     Shares    Amount    Deficit      Adjustment        Equity
                    --------  -------    ---------    -----------    ----------
Common stock,
 class A at $0.00
 per share              100   $    73   $        -     $      -     $       73

Foreign currency
 translation adjustment                                     103            103

Net loss                  -         -     (66,672)            -        (66,672)
                 ----------   -------    ---------     ---------     ----------
Balance Dec. 31, 1996   100   $    73   $ (66,672)    $      103     $ (66,496)
                 ==========   =======   ==========     =========      =========

Foreign currency translation
  adjustment                                               7,024         7,024

Net loss                  -         -    (206,328)             -      (206,328)
                 ----------   -------  -----------      ---------     ---------

Balance May 31, 1997    100   $    73  $( 273,000)     $   7,127     $(265,800)
                 ==========   =======  ===========      =========     =========


























The accompanying notes are an integral part of the financial statements.
                                      F-5


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
STATEMENTS OF CASH FLOWS



                                                             Years Ended
                                                             December 31
                                                         1997          1996
                                                    ------------    ----------
Cash flows from operating activities:
  Net loss                                          $  (206,328)    $  (66,672)
  Adjustments to reconcile net loss activities
    Depreciation and amortization                         3,923          1,120
    Research and development for stock                   35,735              -
    Decrease (increase) in:
       Other assets                                       4,399         (4,501)
    Increase (decrease) in:
       Accounts payable                                  23,395            291
       Accrued interest                                  19,404          4,086
       Customer advances                                 46,473          8,409
                                                      ---------     ----------
Net cash used in operating activities                   (72,999)       (57,267)
                                                      ---------     ----------
Cash flows from investing activities:
   Purchase of equipment                                 (9,917)        (4,424)
                                                      ---------     ----------
Net cash used in investing activities                    (9,917)        (4,424)
                                                      ---------     ----------
Cash flows from financing activities:
   Proceeds from sale of stock                                -             73
   Proceeds from shareholder loans                       82,382         62,359
                                                      ---------     ----------
Net cash provided by financing activities                82,382         62,432
                                                      ---------     ----------
Net increase (decrease) in
   cash and cash equivalents                               (534)           741
Foreign currency
   translation adjustment                                   (16)             -

Cash and cash equivalents,
   beginning of period                                      741              -
                                                      ---------     ----------
Cash and cash equivalents,
    end of period                                     $     185     $      741
                                                      =========     ==========

SUPPLEMENTAL DISCLOSURE:
   Interest paid                                      $   5,111     $    4,086
                                                      =========     ==========
   Taxes paid                                         $       -     $        -
                                                      =========     ==========





The accompanying notes are an integral part of the financial statements.
                                      F-6


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company was incorporated in Alberta, Canada on June 10, 1996 for the purpose of selling dealerships and product in the ceramic sealant and oil/gas storage tank wrap industry. The Company's products are sold through dealers in British Columbia and Alberta, Canada as well as in the northwestern United States. Office, storage and warehouse facilities are maintained in Spruce Grove, Alberta, Canada. At these facilities, the Company has developed ceramic sealants and storage tank wraps, which are now being marketed.

This summary of significant accounting policies of Specialty Coatings Ltd. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Inventories

Inventories consist primarily of product and are stated at the lower of cost or market value.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                                       Years
                                                                     ---------
                              Equipment                                  10
                              Office Equipment                            5
                              Vehicles                                    5












                                      F-7

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 & 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment (Continued)

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Conversion Rate

The Company conducts operations in Alberta, Canada and therefore a substantial portion of its business is conducted in Canadian currency. Accounts carrying balances in Canadian currency were converted to United States Dollars as of December 31, 1997 and 1996, for financial statement presentation using the applicable exchange rates of 1.4288 and 1.3697, respectively. The average exchange rates for these periods were used for translation of income and expenses.


NOTE B - STOCKHOLDER LOANS

Stockholder loans are due on demand with interest accrued periodically at 15% on the unpaid balance. The amounts have fluctuated throughout the years ended December 31, 1996 and 1997 as the Company has experienced fluctuating cash demands. Stockholder loans consist of the following:

                                                      Dec. 31       Dec. 31
                                                       1997          1996
                                                    ---------     ----------
Brian Boudreau                                      $ 68,474     $  62,263
Marilyn Auriat                                        71,889           -0-


The total amount of interest accrued on stockholder loans for the same periods was:

                                                          1997          1996
                                                        --------      -------
Brian Boudreau                                         $ 14,416     $  4,080
Marilyn Auriat                                            8,497          -0-


NOTE C - STOCKHOLDERS' EQUITY

The Company issued an initial 100 shares of common stock, class A, no par value to Mr. Boudreau in exchange for $73 on June 10, 1996. No additional shares have been issued, however several stock transactions have occurred outside the Company. The following summarizes these transactions.

                                      F-8

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE C - STOCKHOLDERS' EQUITY (Continued)

Marilyn Auriat acquired 50 shares directly from Mr. Boudreau at a purchase price of $18,280 on June 10, 1996 and became an active officer of the Company. Mr. Boudreau then loaned the proceeds to the Company as operating cash.

On June 24, 1996, Mr. Boudreau transferred another 5 shares of his stock to 5 individuals in exchange for services that had been performed for the Company. These services consist of the following: $7,312 professional services; $3,656 promotional fees; $3,656 clerical and promotional fees; $3,656 sales commissions. These transactions were recorded by the Company as an increase to the shareholder loan for the amount of services provided the Company.

On February 24, 1997 Mr. Boudreau sold another 7 shares of his stock to 5 individuals at a purchase price of $3,573 per share and Ms. Auriat sold 6 shares of her stock to 3 individuals at a purchase price of $3,573 per share. They both loaned the proceeds to the Company as operating cash.

On June 2, 1997, Ms. Auriat sold another 8.5 shares to 3 individuals and 3.5 shares to Kenton Environmental, Inc. for total proceeds of $67,896. She then loaned the total proceeds to the Company as operating cash.

On July 29, 1997, Mr. Boudreau and Ms. Auriat each transferred 1 share for a total of 2 shares to B.C. Thermal Dynamic Coatings Inc. in payment of research and development services performed for the Company.

Also on July 29, 1997, Mr. Boudreau sold an additional 2.5 of his shares to an individual investor for proceeds of $17,867. The proceeds from the sale were loaned to the Company as operating cash.

Since all stock transfers have occurred outside the Company, the original amount of common stock has remained unchanged.






















                                      F-9

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE D - RESEARCH AND DEVELOPMENT

The Company is currently involved in research and development of sealant products. These products include a secondary wrap for below grade containment tanks used in the oil industry for underground storage of gasoline, a secondary wrap or blanket system for above ground oil and gas storage tanks which is impermeable by animals, waterproof, and UV resistant, a wear resistant deck and floor coat primer system and a water-resistant, weather-proofing acrylic latex architectural wall coat with greater wear resistance than paint. During 1997, the Company had expended a total of $54,217 for the research and development of these products, which was charged to operations.

The Company also has plans to research and develop a latex-based, elastomeric coating for roof replacement on tar and gravel or metal buildings. This prospective product is expected to offer greater insulating efficiency and be more waterproof than current roof replacement.

NOTE E - CUSTOMER DEPOSITS

During the years ended December 31, 1996 and 1997, the Company received deposits for future sales of product distributorships in British Columbia and Alberta, Canada. These distributorships were subsequently cancelled, with one refunded for $1,429 and the others renegotiated for shares of stock pending the Company's common stock becoming publicly traded. Mutual releases were negotiated during March 1998. The fees collected have been classified as customer deposits in the financial statements and will be repaid with common shares in Millenium Istec Inc. The amounts reclassified as customer deposits for the years ended December 31, 1996 and 1997 are $8,396 and $53,559 respectively. See Note F.

NOTE F - RELATED PARTY TRANSACTIONS

During 1997, the Company purchased $27,821 of product from International Specialty Coatings Ltd., an entity owned by Mr. Boudreau and Ms. Auriat, both directors and shareholders of Specialty Coatings Ltd., and two other partners.




















                                      F-10

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE G - SUBSEQUENT EVENTS

Pending Litigation

Subsequent to the dates of these financial statements, a supplier has alleged that the Company is indebted to it in the sum of $22,870. No litigation has been commenced and management considers the allegation to be frivolous and without merit. No provision has been made in the financial statements for this matter.


Merger and Acquisition of Millenium Istec Inc.

In February, 1998, Specialty Coatings Ltd. became a member of a group of acquiring companies, including Michael McCarthy Construction Ltd. (subsequently removed from the group of acquiring companies), B.C. Thermal Dynamic Coatings Inc. and West Kootenay Lite-Form Inc., which became subsidiaries in a reverse merger transaction in which the shareholders of these acquiring companies assumed control of Environmental Development Corporation (subsequently renamed Millenium Istec Inc.). As part of this acquisition, Millenium Istec Inc. acquired all 100 shares of the Company's outstanding stock in exchange for shares of Millenium Istec Inc.'s common stock. The reverse merger transaction will be accounted for as a purchase in which the acquiring companies as a group is assumed to have acquired Millenium Istec Inc. Furthermore, the above companies are being treated as a consolidated group as of March 1, 1998. In addition, customer deposits and other commitments currently held by Specialty Coatings Ltd. will be converted to stock in Millenium Istec Inc. as reported in Note E.

NOTE H - INCOME TAXES

The Company is subject to income tax reporting in Canada and has net operating losses for the years ended December 31, 1996 and 1997 of $66,672 and $206,328 respectively. These net-operating losses may be offset against future taxable income. Because of the likelihood that these carryforwards may expire unused, no provision has been made for their utilization in these financial statements.


















                                      F-11

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE I - LEASE COMMITMENTS

The Company leases office and shop facilities from Quiring Holdings for $765 per month. Simms Welding, Ltd. has subsequently acquired the facility from Quiring Holdings and the lease is currently being renegotiated. The original lease term was two years, however, the new owner has indicated that renegotiations may result in a month-to-month agreement with a 90-day notification clause.

NOTE J - CONVERSION RATES

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles using the appropriate Canadian currency translation rates. Canadian currency translation resulted in an aggregate exchange gain/loss of $24,484 in 1996 and $113,387 in 1997.

NOTE K - COMMITMENTS AND CONTINGENCIES

Calgary Specialty Coatings gave to the Company as deposit for a distributorship and also performed research and development services for which no payment was received. In exchange for the services and distributorship fees, the Company has agreed that 10,000 shares will be issued to Calgary Specialty Coatings at the Company's initial public trading date. Since the opening public trading price has not been established, no amount is reflected in these financial statements for the value of these research and development services.

During 1997, the chief officer of B.C. Thermal Dynamic Coatings Inc., hereinafter "BCT", has performed research and development services for the Company without compensation. BCT is a joint party with Specialty Coatings Ltd. in the acquisition of Millenium Istec Inc. as further explained in Note H. BCT is also currently a minority shareholder of Specialty Coatings Ltd. as reported in Note C. BCT has agreed to receive an indeterminate amount of stock in Millenium Istec Inc. in lieu of compensation. No effect has been shown in the financial statements for this liability, which is considered immaterial.





















                                      F-12

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
Notes to the Financial Statements
December 31, 1997 and 1996

NOTE L - GOING CONCERN

As shown in the financial statements, the Company incurred net losses of $66,672 and $206,328 during 1996 and 1997, respectively. Since December 31, 1997, the Company has not raised any substantial additional capital. These factors indicate that the Company may be unable to continue in existence. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of additional capital that might be necessary in the event the Company cannot continue existence.

Management of the Company has begun to address its cash flow issues by becoming involved in a merger and acquisition with Millenium Istec Inc. (formerly Environmental Development Corp.) (See note G). It is the goal of management that with the merger of these companies with similar product lines, greater financing will become available. The management is currently seeking interim financing to maintain operations and to position the Company for future equity investments.




































                                      F-13

SPECIALTY COATINGS LTD.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                                   February 28,
                                                       1998
                                                 ----------------
ASSETS

  CURRENT ASSETS
    Cash and cash equivalents                    $     1,171
    Stockholder receivables                            1,484
    Inventory                                            340
                                                 ------------

  TOTAL CURRENT ASSETS                                 2,995
                                                 ------------

  FIXED ASSETS
    Property and equipment                            13,990
    Accumulated depreciation and amortization         (5,500)
                                                 ------------
  TOTAL FIXED ASSETS                                   8,490
                                                 ------------

                      TOTAL ASSETS               $    11,485
                                                 ============































                                      F-14


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                                       February 28,
                                                           1998
                                                      ---------------
LIABILITIES AND STOCKHOLDERS EQUITY

  CURRENT LIABILITIES
    Accounts payable                                  $        832
    Customer deposits                                       53,823
    Notes payable                                           35,167
    Stockholder loans                                      128,570
    Accrued interest                                        26,993
                                                      -------------
  TOTAL CURRENT LIABILITIES                                245,385
                                                      -------------

  OTHER LIABILITIES
    Commitments and contingencies                           35,167
                                                      -------------
  TOTAL LIABILITIES                                        280,552
                                                      -------------

  STOCKHOLDERS EQUITY
    Preferred stock, no stated value:  unlimited shares
      authorized;  no shares issued and outstanding              -
    Common stock, class A, no par value:  unlimited
      shares authorized; 100 shares issued and outstanding      71
    Common stock, class B, no par value:  unlimited
      shares authorized; no shares issued and outstanding        -
    Accumulated deficit                                    261,867
    Accumulated foreign currency translation adjustment      7,129
                                                      -------------
  TOTAL STOCKHOLDERS' EQUITY                              (269,067)
                                                      -------------
        TOTAL LIABILITIES AND STOCKHOLDERS EQUITY     $     11,485
                                                      =============
















                                      F-15


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
STATEMENTS OF OPERATIONS
(Unaudited)
                                            Two Months Ended
                                              February 28,
                                                  1998
                                           -----------------
REVENUES                                   $              -
COST OF REVENUES                                          -
                                           -----------------
GROSS PROFIT                                              -
                                           -----------------
EXPENSES
    Administrative expense                            2,857
    Salaries                                          5,503
    Professional services                             4,250
    Depreciation                                        587
    Research and development                         12,933
                                           -----------------
TOTAL EXPENSES                                       26,130
                                           -----------------
  Income (loss) from operations                    (26,130)
                                           -----------------
  Other (income) expense
    Interest expense                                  3,960
    Sale of manufacturing rights                   (28,133)
                                           -----------------
  Income (loss) before income taxes                   1,957
  Income tax provision                                    -
                                           -----------------
NET INCOME (LOSS)                          $        (1,957)
                                           =================
NET LOSS PER CLASS A COMMON SHARE          $        (19.57)
                                           =================
WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING                          100
                                           =================




















                                      F-16


SPECIALTY COATINGS LTD.
(A Canadian Corporation)
STATEMENTS OF CASH FLOWS
(Unaudited)
                                                   Two Months Ended
                                                      February 28,
                                                          1998
                                                   ----------------
Cash flows from operating activities:
  Net Loss                                          $     (1,957)
  Adjustment to reconcile net loss  to net cash
    provided by operating activities:
    Depreciation and amortization                            587
    Decrease (increase) in:
      Inventory                                             (340)
    Increase (decrease in:
      Accounts payable                                   (22,357)
      Accrued interest                                     4,080
      Customer advances                                      264
                                                    -------------

NET CASH USED IN OPERATING ACTIVITIES                    (19,723)
                                                    -------------
  Cash flows from financing activities:
    Proceeds from shareholder loans                       35,167
    Payments on shareholder loans                        (14,238)
                                                    -------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                 20,929
                                                    -------------
  Net increase (decrease) in cash and cash equivalents     1,206
                                                    -------------
  Foreign currency translation adjustment                   (220)
                                                    -------------
  Cash and cash equivalents, beginning of period             185
                                                    -------------
CASH AND CASH EQUIVELENTS, END OF PERIOD            $      1,171
                                                    =============

SUPPLEMENTAL DISCLOSURE:
  Interest paid                                     $          -
                                                    =============
  Taxes paid                                        $          -
                                                    =============














                                      F-17


INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
West Kootenay Lite-Form Inc.
Nelson, British Columbia
CANADA

We have audited the accompanying balance sheets of West Kootenay Lite-Form Inc. (a Canadian corporation) as of May 31, 1996 and 1997, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly in all material respects, the financial position of West Kootenay Lite-Form Inc. at May 31, 1997 and 1996, and the results of its operations, changes in stockholders' equity (deficit) and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has a deficit in its stockholders' equity section and has experienced liquidity problems. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters also are described in Note J. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s Williams & Webster, P.S.

Williams & Webster, PS
Certified Public Accountants
Spokane, Washington
November 7, 1998













                                      F-18

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
BALANCE SHEETS                                                  May 31,

ASSETS                                                 1997             1996
                                                    -----------      ---------
CURRENT ASSETS
  Cash and cash equivalents                        $       -        $    3,784
  Accounts receivable                                    400             5,149
  Taxes receivable                                         -             7,183
  Inventory                                            1,176             2,918
  Prepaid expenses                                       655               455
                                                    ---------         --------
        TOTAL CURRENT ASSETS                           2,231            19,489
                                                    ---------         --------

FIXED ASSETS
  Property and equipment                              31,098            31,179
  Accumulated depreciation and amortization          (20,904)          (17,044)
                                                    ---------         ---------
        TOTAL FIXED ASSETS                            10,194            14,135
                                                    ---------         ---------
TOTAL ASSETS                                        $ 12,425          $ 33,624
                                                    =========         =========
































The accompanying notes are an integral part of the financial statements.
                                      F-19


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
BALANCE SHEETS
                                                          May 31,

LIABILITIES AND STOCKHOLDERS' DEFICIT               1997           1996
                                                  --------       --------
CURRENT LIABILITIES
  Bank drafts in excess of deposits              $    970       $      -
  Accounts payable				          9,518 	      30,333
  Loan from shareholder                                46              -
  Due to related company                           59,055         65,371
  Current portion long term debt                    1,901          1,681
                                                   -------        --------
        TOTAL CURRENT LIABILITIES                  71,490         97,385
                                                   -------        --------
COMMITMENTS AND CONTINGENCIES                           -              -

LONG TERM DEBT
  Long term debt less current portion                   -          1,998
                                                  --------        --------
       TOTAL LIABILITIES                           71,490         99,383
                                                  --------        --------

STOCKHOLDERS' DEFICIT
Preferred stock, class A, $1 par value; 100,000
shares authorized;  no shares issued and outstanding    -              -

Preferred stock, class B, $1 par value; 100,000
shares authorized;  no shares issued and outstanding    -              -

Common stock, no par value: 1,000 shares authorized;
1 share issued and outstanding                          1              1


     Accumulated deficit                          (59,066)       (65,760)
                                                 ---------      ---------
        TOTAL STOCKHOLDERS' DEFICIT               (59,065)       (65,759)
                                                 ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT      $ 12,425       $ 33,624
                                                 =========      =========















The accompanying notes are an integral part of the financial statements.
                                      F-20


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
STATEMENTS OF OPERATIONS                               Years Ended
                                                         May 31,
                                                  1997              1996
                                              ------------       -----------
REVENUES                                      $  59,440           $  119,752

COST OF REVENUES                                 30,471               86,869
                                              ----------            ---------
GROSS PROFIT                                     28,969               32,883
                                              ----------            ---------
EXPENSES
  Professional fees                               1,166                1,004
  Advertising                                     1,228                  853
  Bank fees                                         342                  655
  Depreciation and amortization                   3,910                5,057
  Insurance                                         900                  537
  Miscellaneous expenses                              -                  399
  Office supplies                                   175                   30
  Permits, licenses and fees                         26                   26
  Rent - warehouse                                  896                6,295
  Telephone                                         724                  915
  Travel                                          4,859                9,026
  Utilities                                           -                  276
                                               ----------          ----------
                                                 14,226               25,073
                                               ----------          ----------
Income from operations                           14,743                7,810
                                               ----------          ----------
Other expenses
  Interest expense                                  198                  448
                                               ----------          ----------

Income before income taxes                       14,545                7,362

Income tax provision                                  -                    -
                                               ----------          ----------
NET INCOME                                    $  14,545           $    7,362
                                               ==========          ==========

NET INCOME PER COMMON SHARE                   $  14,545           $    7,362
                                               ==========          ==========

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                            1                    1
                                               ==========          ==========









The accompanying notes are an integral part of the financial statements.
                                      F-21

</PAGES>


<PAGES>

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Statements of Stockholders' Equity (Deficit)
Years Ended May 31, 1997 and 1996

                                 Common Stock                         Total
                                                     Accumulated  Stockholders'
                             Shares         Amount      Deficit       Equity
             		            ----------     ---------  -----------  -------------
Balance June 1, 1995            1          $     1    $ (73,152)   $ (73,152)

Foreign currency translation
  adjustment                                                 30           30
Net income                      -                -        7,362        7,362
                            ----------    ---------  -----------   ----------
Balance May 31, 1996            1          $     1    $ (65,760)   $ (65,760)

Dividends paid                  -                -       (8,016)      (8,016)

Foreign currency translation
  adjustment                                               165          165

Net income                      -                -      14,545       14,545
                            ----------    ----------  ------------  ---------
Balance May 31, 1997            1          $     1   $ (59,066)    $(59,066)
                            ==========    ==========  ============ ==========
























The accompanying notes are an integral part of the financial statements.
                                      F-22

</PAGES>

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
STATEMENTS OF CASH FLOWS                                  Years Ended
                                                            May 31,
                                                       1997         1996
                                                    ---------    ----------
Cash flows from operating activities:
  Net income                                        $ 14,545       $ 7,362
  Adjustments to reconcile net income to net cash
    provided by operating activities:
  Depreciation and amortization                        3,910         5,057
       Decrease (increase) in:
             Accounts receivable                       4,741        (1,614)
             Taxes receivable                          7,174          (361)
             Inventory                                 1,738         1,460
             Prepaid expenses                           (202)          490
        Increase (decrease) in:
             Accounts payable                        (19,790)        2,641
             Accrued expenses                              -          (786)
                                                     ---------     ---------
Net cash provided by operating activities             12,116        14,249
                                                     ---------     ---------
Cash flows from investing activities:
        Purchase of equipment                              -        (1,679)
                                                     ---------     ---------
Net cash used in investing activities                      -        (1,679)
                                                     ---------     ---------

Cash flows from financing activities:
     Payments on long term debt		              (1,770)	    (1,523)
     Payments of dividends                            (8,016)            -
     Advances from shareholder                            46             -
     Advances from (to) related company	              (6,154)       (12,203)
                                                     ---------     ---------
Net cash used in financing activities                (15,894)       (13,726)
                                                     ---------     ---------
Net increase (decrease) in
     cash and cash equivalents                        (3,779)        (1,156)
     Foreign currency translation adjustment              (5)            (1)
Cash and cash equivalents, beginning of period         3,784          4,941
                                                     ---------      ---------

Cash and cash equivalents, end of period            $      -      $   3,784
                                                     =========      =========

SUPPLEMENTAL DISCLOSURE:
      Interest paid                                 $    198      $     448
                                                     =========      =========
      Taxes paid                                    $      -      $       -
                                                     =========      =========






The accompanying notes are an integral part of the financial statements.
                                      F-23


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Notes to the Financial Statements
May 31, 1997 and 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company was incorporated in British Columbia, Canada on May 31, 1993 for the purpose of providing insulating forms for concrete construction. The Company's customers are primarily in British Columbia, Canada. Office, storage and warehouse facilities are maintained in Nelson, British Columbia, Canada.

This summary of significant accounting policies of West Kootenay Lite-Form Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

In February 1998, the Company's shareholder assigned her stock interest to Millenium Istec Inc. (formerly Environmental Development Corp.) as part of a merger described in Note G.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consists of primarily trade receivables. No allowance for doubtful accounts has been recorded as the Company has a good history of collections. The amounts recorded as accounts receivable approximates its fair market value in all material respects.

Inventories

Inventories consist primarily of product purchased for resale and are stated at the lower of cost or market value.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using an accelerated method for financial reporting purposes.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.








                                      F-24

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Notes to the Financial Statements
May 31, 1997 and 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE B - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment and their estimated useful lives, methods of depreciation and the related accumulated depreciation at May 31, 1997 and 1996 are summarized as follows:


Description                  Life           Method        1997         1996
-------------------------  --------       -----------    -------     --------
Machinery and equipment     5-7 yrs       Accelerated   $  6,161    $  6,177
Vehicle                     5-7 yrs       Accelerated     23,263      23,324
Computer Equipment         5-10 yrs       Accelerated      1,674       1,678
                           --------       -----------    -------     --------
Total                                                     31,098      31,179
                                                         -------     --------
Less:  Accumulated depreciation                          (20,904)    (17,044)
                                                         -------     --------
Balance                                                 $ 10,194    $ 14,135
                                                         =======     ========


Depreciation expense was $3,910 and $5,057 in 1997 and 1996 respectively. The aforementioned property plant and equipment are pledged as collateral for a bank loan (see Note C).



















                                      F-25

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Notes to the Financial Statements
May 31, 1997 and 1996

NOTE C - LONG-TERM DEBT

Long-term debt at May 31, 1997 and 1996 is summarized as follows:
                                                             1997        1996
                                                          --------    --------
Royal Bank of Canada; vehicle loan payable at $225
	per month including interest at a floating rate
	of prime plus 2%; secured by a personal
	guarantee of the shareholder, a general security
	agreement, assignment of accounts receivable,
	inventory, equipment, and the vehicle purchased
        with the loan proceeds                            $1,901       $3,678

           Less current portion                            1,901        1,681
                                                          -------      ------
                                                          $    0       $1,998
                                                          =======      ======


All long term debt is due and payable by the end of the May 31, 1998 fiscal year.

NOTE D - STOCKHOLDERS' EQUITY

The Company issued one initial share of common stock to Mrs. Walker in exchange for $1 on May 31, 1993. No additional shares were issued for the years ended May 31, 1996 and May 31, 1997.

On February 5, 1998, the Company was involved in a merger and acquisition (See Note G). At that time 100% of the stock of the Company was transferred to Millenium Istec Inc. (formerly Environmental Development Corp.). A subsequent sale of 40 shares of common stock by the Company to other outside parties results in Millenium Istec Inc. having 83% ownership of the Company. NOTE E - CONCENTRATIONS

At the present time the Company acquires the majority of the materials used in its business from a single supplier. Although other suppliers are readily available, a change in suppliers could cause a delay in the selling process, which could ultimately affect operating results.

NOTE F - RELATED PARTY TRANSACTIONS

The Company leases its warehousing facilities from its sole shareholder. This lease is a month-to-month lease and is therefore being recorded as an operating lease. During the years ended May 31, 1997 and 1996 the Company paid $895 and $6,294 respectively.

The Company has received an advance from an affiliated company. The advances, from West Kootenay Reinforcing, which bear no interest and have no fixed terms of repayment, amount to $59,055 and $65,371 at May 31, 1997 and 1996 respectively.
The Company received an advance from its sole shareholder in the amount of $46 during the year ended May 31, 1997. This advance bears no interest and has no fixed terms of repayment.
                                      F-26

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Notes to the Financial Statements
May 31, 1997 and 1996

NOTE G - SUBSEQUENT EVENTS

Capital Stock

On April 21, 1998, the Board of Directors authorized a 200 for 1 split of common stock to shareholders of record on April 20, 1998, thereby increasing the number of issued and outstanding shares to 200. The stock has no par value and therefore there was no change in the components of stockholder's equity.

On April 21, 1998, the Company sold an additional 40 shares of common stock at $364 per share. The proceeds will be used for general corporate purposes.


Merger and Acquisition of Millenium Istec Inc.

In February, 1998, West Kootenay Lite-Form Inc. became a member of a group of acquiring companies, including Michael McCarthy Construction Ltd. (subsequently removed from the group of acquiring companies), B.C. Thermal Dynamic Coatings Inc. and West Kootenay Lite-Form Inc., which became subsidiaries in a reverse merger transaction in which the shareholders of these acquiring companies assumed control of Environmental Development Corporation (subsequently renamed Millenium Istec Inc.). As part of this acquisition, Millenium Istec Inc. acquired all 200 shares of the Company's outstanding stock in exchange for shares of Millenium Istec Inc.'s common stock. The reverse merger transaction will be accounted for as a purchase in which the acquiring companies as a group is assumed to have acquired Millenium Istec. Subsequently, the Company sold an additional 40 shares to other outside parties resulting in Millenium Istec Inc. having 83% ownership of the Company. Furthermore, the above companies are being treated as a consolidated group as of March 1, 1998.

NOTE H - INCOME TAXES

The Company is subject to income tax reporting in Canada and had taxable net income for the years ended May 31, 1997 and 1996 of $14,545 and $7,362 respectively. These taxable income amounts were offset against prior net-operating losses and resulted in taxable income for both years of $0.
At May 31, 1997, the Company has remaining net operating loss carryovers in the amount of $37,737.

NOTE I - CONVERSION RATES

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles using the appropriate Canadian currency translation rates. Canadian currency translation resulted in an aggregate exchange gain of $165 in 1997 and $30 in 1996.








                                      F-27

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
Notes to the Financial Statements
May 31, 1997 and 1996

NOTE J - GOING CONCERN

As shown in the financial statements, the Company had net income of $14,545 and $7,362 for the years ended May 31, 1997 and 1996, respectively. Since
May 31, 1997, the Company has raised $20,000 in additional capital. However, the Company continues to have a deficit in stockholder's equity. This factor indicates that the Company may be unable to continue as a going concern in its present fashion. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of additional capital that might be necessary in the event the Company cannot continue existence.

Management of the Company has begun to address its cash flow issues by becoming involved in a merger and acquisition with Millenium Istec Inc. (formerly Environmental Development Corp.) (See note G). It is the goal of management, that with the merger of these companies with similar product lines, greater financing will become available. The management is currently seeking interim financing to maintain operations and to position the Company for future equity investments.



































                                      F-28

WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                              February 28,
                                                  1998
                                            ---------------
ASSETS

  CURRENT ASSETS
    Cash and cash equivalents                  $          -
    Accounts receivable                                 633
    Inventory                                         1,137
    Advances from stockholder                           966
                                               -------------
  TOTAL CURRENT ASSETS                                2,736
                                               -------------

  FIXED ASSETS
    Property and equipment                           30,052
    Accumulated depreciation and amortization       (21,779)
                                               -------------
  TOTAL FIXED ASSETS                                  8,273
                                               -------------

  OTHER ASSETS
    Notes receivable                                  1,761
                                               -------------
  TOTAL OTHER ASSETS                                  1,761
                                               -------------

                      TOTAL ASSETS             $     12,770
                                               =============
























                                      F-29


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                                         February 28,
                                                             1998
                                                         ------------
LIABILITIES AND STOCKHOLDERS EQUITY

  CURRENT LIABILITIES
    Bank drafts in excess of deposits                    $    3,474
    Accounts payable                                          7,483
    Due to related company                                   57,772
                                                         -----------
  TOTAL CURRENT LIABILITIES                                  68,729
                                                         -----------
  COMMITMENTS AND CONTINGENCIES                                   -
                                                         -----------
  STOCKHOLDERS EQUITY
    Preferred stock, Class A, $1 par value; 100,000
      shares authorized;  no shares issued and outstanding        -
    Preferred stock, class B,$1 par value; 100,000
      shares authorized; no shares issued and outstanding         -
    Common stock,, no par value:  1,000
      shares authorized; 1 share issued and outstanding           1
    Accumulated deficit                                     (55,960)
                                                         -----------
  TOTAL STOCKHOLDERS' DEFICIT                               (55,959)
                                                         -----------
        TOTAL LIABILITIES AND STOCKHOLDERS DEFICIT       $   12,770
                                                         ===========



























                                      F-30


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
STATEMENTS OF OPERATIONS
(Unaudited)
                                            Nine Months Ended
                                              February 28,
                                                  1998
                                            -----------------
REVENUES                                      $      22,467
COST OF REVENUES                                     15,213
                                              --------------
GROSS PROFIT                                          7,254
                                              --------------
EXPENSES
    Administrative expense                            2,611
    Salaries                                            878
    Professional services                             1,020
    Depreciation                                      1,578
                                              --------------
TOTAL EXPENSES                                        6,087
                                              --------------
  Income from operations                              1,167
                                              --------------
  Other  expenses
    Interest expense                                     48
                                              --------------
  Income before income taxes                          1,119
  Income tax provision                                    -
                                              --------------

NET INCOME                                    $       1,119
                                              ==============

NET INCOME PER CLASS A COMMON SHARE           $       1,119
                                              ==============


WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING                            1
                                              ==============


















                                      F-31


WEST KOOTENAY LITE-FORM INC.
(A Canadian Corporation)
STATEMENTS OF CASH FLOWS
(Unaudited)
                                                Nine Months Ended
                                                   February 28,
                                                       1998
                                                -----------------
Cash flows from operating activities:
  Net Income                                       $    1,119
  Adjustment to reconcile net loss  to net cash
    provided by operating activities:
    Depreciation and amortization                       1,578
    Decrease (increase) in:
      Accounts receivable                                (233)
      Inventory                                            39
      Prepaid expenses                                    655
    Increase (decrease) in:
      Accounts payable                                    469
                                                   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES               3,627
                                                   -----------
  Cash flows from financing activities:
    Payments on long term debt                         (1,901)
    Advances to shareholder                            (1,012)
    Advances to related company                        (1,761)
    Advances from related company                       1,390
                                                   -----------
NET CASH USED IN FINANCING ACTIVITIES                  (3,284)
                                                   -----------
  Net increase (decrease) in cash and cash equivalents    343
  Foreign currency translation adjustment                (343)
                                                   -----------
  Cash and cash equivalents, beginning of period            -
                                                   -----------

CASH AND CASH EQUIVELENTS, END OF PERIOD           $        -
                                                   ===========


SUPPLEMENTAL DISCLOSURE:
  Interest paid                                    $       48
                                                   ===========

  Taxes paid                                       $        -
                                                   ===========










                                      F-32


BC THERMAL DYNAMIC COATINGS INC.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                                February 28,
                                                    1998
                                               -------------
ASSETS

  CURRENT ASSETS
    Cash and cash equivalents                   $        79
    Accounts receivable                               4,455
    Stockholder receivables                          13,442
                                                ------------
  TOTAL CURRENT ASSETS                               17,976
                                                ------------

  OTHER ASSETS
    Notes receivable                                 35,167
    Investments                                      14,067
                                                ------------
  TOTAL OTHER ASSETS                                 49,234
                                                ------------
                      TOTAL ASSETS              $    67,210
                                                ============
































                                      F-33


BC THERMAL DYNAMIC COATINGS INC.
(A Canadian Corporation)
BALANCE SHEETS
(Unaudited)

                                                         February 28,
                                                             1998
                                                        -------------
LIABILITIES AND STOCKHOLDERS EQUITY

  CURRENT LIABILITIES
    Accounts payable                                    $    2,332
    Note payable                                            82,055
    Stockholder loans                                       13,431
    Line of credit                                          10,550
                                                        -----------
  TOTAL CURRENT LIABILITIES                                108,368
                                                        -----------

  OTHER LIABILITIES
    Commitments and contingencies                                -
                                                        -----------
  TOTAL LIABILITIES                                        108,368
                                                        -----------

  STOCKHOLDERS EQUITY
    Preferred stock, Class B,  no par value:  1,000,000
      shares authorized;  no shares issued and outstanding      -
    Common stock, class A, no par value:  10,000
      shares authorized; 2,400 shares issued and outstanding   84
    Common stock, class C & D, no par value:  20,000
      shares authorized; no shares issued and outstanding       -
    Accumulated deficit                                   (41,242)
                                                        ----------
  TOTAL STOCKHOLDERS' EQUITY                              (41,158)
                                                        ----------
        TOTAL LIABILITIES AND STOCKHOLDERS EQUITY       $  67,210
                                                        ==========




















                                      F-34


BC THERMAL DYNAMIC COATINGS INC.
(A Canadian Corporation)
STATEMENTS OF OPERATIONS
(Unaudited)
                                             Nine Months Ended
                                                February 28,
                                                    1998
                                             ------------------
REVENUES                                       $     33,925
COST OF REVENUES                                     15,690
                                               -------------
GROSS PROFIT                                         18,235
                                               -------------
EXPENSES
    Administrative expense                           40,992
    Professional services                             2,168
    Consulting                                       16,317
                                               -------------
TOTAL EXPENSES                                       59,477
                                               -------------
  Income (loss) before income taxes                 (41,242)
  Income tax provision                                    -
                                               -------------

NET INCOME (LOSS)                              $    (41,242)
                                               =============
NET LOSS PER CLASS A COMMON SHARE              $     (17.18)
                                               =============

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING                        2,400
                                               =============


























                                      F-35


BC THERMAL DYNAMIC COATINGS INC.
(A Canadian Corporation)
STATEMENTS OF CASH FLOWS
(Unaudited)
                                                     Nine Months Ended
                                                        February 28,
                                                           1998
                                                     -----------------
Cash flows from operating activities:
  Net Loss                                              $  (41,242)
  Adjustment to reconcile net loss to net cash
    provided by operating activities:
    Services paid with stock                               (14,067)
    Decrease (increase) in:
      Accounts receivable                                   (4,455)
      Stockholder receivable                               (13,442)
    Increase (decrease in:
      Accounts payable                                       2,322
                                                        -----------
NET CASH USED IN OPERATING ACTIVITIES                      (70,884)
                                                        -----------
Cash flows to investing activities:
  Loan to related company                                  (35,167)
                                                        -----------
NET CASH USED IN INVESTING ACTIVITIES                      (35,167)
                                                        -----------
Cash flows from financing activities:
    Proceeds from sale of stock                                 84
    Proceeds from shareholder loans                        170,092
    Payments on shareholder loans                         (125,000)
    Proceeds from line of credit                            10,550
    Proceeds from notes payable                             50,404
                                                        -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                  106,130
                                                        -----------
  Net increase (decrease) in cash and cash equivalents          79
                                                        -----------
  Cash and cash equivalents, beginning of period                 -
                                                        -----------

CASH AND CASH EQUIVELENTS, END OF PERIOD                $       79
                                                        ===========

SUPPLEMENTAL DISCLOSURE:

  Interest paid                                                  -
                                                        ===========
  Taxes paid                                                     -
                                                        ===========








                                      F-36


Pro Forma Financial Information

	Millenium Istec Inc.

	The following pro forma combined Balance Sheet as of February 28, 1998 and the combined Statements of Operations for the two months ended February 28, 1998 and the year ended December 31, 1997 are unaudited. These pro forma financial statements relate to the reverse acquisition of Environmental Development Corporation by Specialty Coatings Ltd., BC Thermal Dynamic Coatings Inc. and West Kootenay Lite-Form Inc. Environmental Development Corporation (subsequently renamed Millenium Istec Inc.) issued 2,800,000 shares of common stock for 100% of the outstanding common stock of these Companies.

	The pro forma financial information have been prepared utilizing the historical financial statements of Millenium Istec Inc., Specialty Coatings Ltd., BC Thermal Dynamic Coatings Inc. and West Kootenay Lite-Form Inc. and should be read in conjunction with the separate historical financial statements and notes thereto of these Companies for the respective period presented.

	The pro forma financial information is based on the purchase method of accounting. The pro forma combined Statements of Operations assume the acquisition had occurred at the beginning of the period presented in the statements. All intercompany accounts and transactions have been eliminated.

	The pro forma combined financial statements do not purport to be indicative of the financial positions and results of operations and cash flows which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future.





























                                      F-37

MILLENIUM ISTEC INC
Pro Forma Combined Balance Sheet
February 28, 1998
(Unaudited)                                                     B.C.
                                                     West       Thermal
                                Millenium  Specialty Kootenay   Dynamic
                                Istec      Coatings  Lite-Forms Coatings   Adjust      Combined
                                Inc.       Ltd.      Inc.       Inc.       ments        Total
                              -----------  --------- ---------- ---------  ---------- ----------
ASSETS

CURRENT ASSETS
Cash                          $           $ 1,171   $           $    79    $          $    1,250
Inventory                                     340      1,137                               1,477
Accounts receivable                         1,484        633      4,455                    6,572
Stockholder receivables                                  966     13,442                   14,408
                              -----------  --------- ---------- ---------  ----------  ---------
TOTAL CURRENT ASSETS                 -      2,995      2,736     17,976                   23,707
                              -----------  --------- ---------- ---------  ----------  ---------

PROPERTY, PLANT & EQUIPMENT
Property & Equipment (net of         -      8,490      8,273                30,000(b)     46,763
accumulated depreciation)     -----------  --------- ---------- ---------  ----------  ---------

OTHER ASSETS
Notes receivable                                       1,761     35,167    (35,167)(b)     1,761
Investments                                                      14,067    (14,067)(b)         -
Goodwill & Intangible                                                      485,800 (a)
property                                                                   350,251 (b)   836,051
                              -----------  --------- ---------- ---------  ----------  ---------
TOTAL OTHER ASSETS                   -          -      1,761     49,234    794,071       837,812
                              -----------  --------- ---------- ---------  ----------  ---------
TOTAL ASSETS                  $      -    $11,485   $ 12,770    $67,210    $816,817   $  908,282
                              ===========  ========= ========== =========  ==========  =========



































The accompanying notes are an integral part of these financial statements.
                                    F-38


MILLENIUM ISTEC INC
Pro Forma Combined Balance Sheet
February 28, 1998
(Unaudited)                                                        B.C.
                                                        West       Thermal
                                             Specialty  Kootenay   Dynamic
                                 Millenium   Coatings   Lite-Form  Coatings   Adjust   Combined
                                 Istec Inc.  Ltd.       Inc.       Inc.       ments     Total
                                ------------ ---------- ---------- ---------- --------- --------
LIABILITIES

CURRENT LIABILITIES
Accounts payable                 $           $     832  $ 10,957  $ 2,332    $          $14,121
Customer deposits                               53,823                                   53,823
Notes payable                                   35,167    57,772   82,055    (35,167)(b)139,827
Accrued interest                                26,993                                   26,993
Line of credit                                                     10,550                10,550
Stockholder loans                              128,570             13,431               142,001
                                ------------ ---------- ---------- -------- ----------- --------
TOTAL CURRENT LIABILITIES                  -   245,385    68,729  108,368    (35,167)   387,315

COMMITMENTS AND CONTINGENCIES
Commitments and contingencies              -    35,167         -        -        -       35,167
                                ------------ ---------- ---------- -------- ----------- --------

STOCKHOLDERS EQUITY

Common stock                           1,000        71         1       84       (156)(b)
                                                                               3,000 (a)  4,000
Retained Earnings                     (1,000) (269,138)  (55,960) (41,242)   366,340 (b) (1,000)
Additional paid in capital                                                   482,800 (a)482,800
                                ------------ ---------- ---------- -------- ----------- --------
TOTAL STOCKHOLDERS EQUITY                  -  (269,067)  (55,959) (41,158)   851,984    485,800
                                ------------ ---------- ---------- -------- ----------- --------
TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY              $          - $  11,485  $ 12,770  $67,210    $816,817   $908,282
                                ============ ========== ========== ======== =========== ========
































The accompanying notes are an integral part these financial statements.
                                      F-39


MILLENIUM ISTEC INC
Pro Forma Combined
Statement of Operations
Year Ended December 31, 1997
(Unaudited)                                                      B.C.
                                                      West       Thermal
                                            Specialty Kootenay   Dynamic
                                Millenium   Coatings  Lite-Forms Coatings  Adjust Combined
                                Istec Inc.  Ltd.      Inc.       Inc.      ments  Total
                               ----------- --------- ---------- --------- ------ ------------
REVENUES
Revenues                        $   -     $  71,324  $  45,595  $ 33,841  $ -     $ 150,760
Cost of Revenues                    -        67,273     28,204    15,690    -       111,167
                               ----------- --------- ---------- --------- ------ ------------
GROSS PROFIT                        -         4,051     17,391    18,151    -        39,593
                               ----------- --------- ---------- --------- ------ ------------
EXPENSES
Administrative expenses                      68,256      4,743    16,771             89,770
Salaries                                     16,963        -        -                16,963
Professional services                        11,881      1,442     1,465             14,788
Consulting                                      -          -      13,504             13,504
Depreciation                                  3,923      3,910      -                 7,833
Research and development                     89,951        -        -                89,951
                               ----------- --------- --------- ---------- ------ ------------
TOTAL EXPENSES                      -       190,974     10,095    31,740    -       232,809
                               ----------- --------- --------- ---------- ------ ------------
OTHER INCOME AND EXPENSES
Interest expense                    -        19,405        150      -       -        19,555
                               ----------- --------- --------- ---------- ------ ------------
NET INCOME (LOSS)               $   -     $(206,328) $    7,146 $(13,589) $ -     $(212,771)

                               =========== ========= ========= ========== ====== ============
EARNINGS (LOSS) PER SHARE       $ nil     $    (1.03) $     0.23 $   nil   $ -     $    (.05)
                               =========== ========= ========= ========== ====== ============

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING          1,000,000    200,000     30,400 2,569,600    -     3,800,000
                               =========== ========= ========= ========== ====== ============


























The accompanying notes are an integral part of these financial statements.
                                      F-40


MILLENIUM ISTEC INC
Pro Forma Combined
Statement of Operations
Two Months Ended February 28, 1998
(Unaudited)                                                     B.C.
                                                     West       Thermal
                                           Specialty Kootenay   Dynamic
                               Millenium   Coatings  Lite-Forms Coatings  Adjust Combined
                               Istec Inc.  Ltd.      Inc.       Inc.      ments  Total
                               ---------- --------- ---------- --------- ------ ------------
REVENUES
Revenues                        $  -       $   -     $    -     $     84  $   -   $      84
Cost of Revenues                   -           -        4,245        -        -       4,245
                               ---------- --------- ---------- ---------- ------ ------------
GROSS PROFIT                       -           -       (4,245)        84      -      (4,161)
                               ---------- --------- ---------- ---------- ------ ------------
EXPENSES
Administrative expenses                      2,857        298     24,222             27,377
Salaries                                     5,503        878        -                6,381
Professional services                        4,250        -          703              4,953
Consulting                                     -          -        2,813              2,813
Depreciation                                   587      1,578        -                2,165
Research and development                    12,933        -          -               12,933
                               ---------- --------- ---------- ---------- ------ ------------
TOTAL EXPENSES                       -      26,130      2,754     27,738      -      56,622
                               ---------- --------- ---------- ---------- ------ ------------
OTHER INCOME AND EXPENSE
Interest expense                     -       3,960         48        -        -       4,008
Sale of manufacturing rights         -     (28,133)       -          -        -     (28,133)
                               ---------- --------- ---------- ---------- ------ ------------
NET INCOME                      $    -     $(1,957)  $ (7,047)  $(27,654) $   -   $(36,658)
                               ========== ========= ========== ========== ====== ============

EARNINGS (LOSS) PER SHARE       $  nil     $ nil     $   (.23)  $   (.01) $   -   $    (.01)
                               ========== =========  ========= ========== ====== ============

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING           1,077,966  200,000     30,400  2,569,600     -    3,877,966
                               ========== =========  ========= ========== ====== ============

























The accompanying notes are an integral part of these financial statements.
                                      F-41


MILLENIUM ISTEC INC
Pro Forma Combined Financial Statements
Accompanying Explanatory Notes
(Unaudited)


NOTE A - Valuation of Issuance of Common Stock for Acquisition ofSubsidiaries

The February 5, 1998 issuance of 2,800,000 shares of common stock for the acquisition of Specialty Coatings Ltd., West Kootenay Lite-Form Inc. and B.C Thermal Dynamic Coatings Inc. was valued at approximately $0.17 per share for a total of $485,800. This value was based upon the sale of 720,400 shares of common stock by Capital General to Art Lang for $125,000 completed on February 6, 1998. The management of Millenium Istec Inc. has assigned the $485,800 recognized for the value of the common stock of Millenium Istec Inc to goodwill and intangible property.

NOTE B - Eliminations and Purchase Method of Accounting Adjustments

Prior to the acquisition agreement, B.C. Thermal Dynamic Coatings Inc. had made an investment valued at $14,067 for two percent of Specialty Coatings Ltd.'s common stock. Also, B.C. Thermal Dynamic Coatings Inc., during 1997, loaned $35,167 to Specialty Coatings Ltd. Both of these transactions were eliminated.

The reverse merger acquisition required a valuation adjustment for the liabilities assumed in the purchase of the common stock of Specialty Coatings Ltd., West Kootenay Lite-Form Inc, and B.C. Thermal Dynamic Coatings Inc.
The value of the liabilities assumed as part of the purchase of the subsidiary Companies was allocated by management to property and equipment in the amount of $30,000 and $350,251 for goodwill and other intangible property rights including patents, tradenames and formulas.



























                                      F-42
2.1	Purchase Agreement and Plan of Reorganization

                                   AGREEMENT
                                   ----------
THIS AGREEMENT, made and entered into in Las Vegas, Nevada sets forth the plan of reorganization as of the 5th day of February, 1998, by and between ENVIRONMENTAL DEVELOPMENT CORPORATION, a Nevada corporation, herein called "PURCHASER", and Specialty Coatings Ltd., an Alberta company, Michael McCarthey Construction Ltd., B.C. Thermal Dynamic Coatings Inc., and West Kootenay LiteForm Inc., all British Columbia companies, hereinafter jointly called "SELLER".



PLAN OF REORGANIZATION
----------------------
	This plan of reorganization shall be a reorganization within the meaning of IRC (1987), Section 368(a)(1)(B) as amended. PURCHASER shall acquire 100% of all right, title and interest, in the common stock owned by the shareholders of SELLER in exchange solely for a part of PURCHASER'S voting common stock. It is understood and agreed by the parties that the transaction contemplated herein is termed a "shell transaction" or reverse merger/acquisition, the purpose of which is to provide a public trading market for the shares of PURCHASER/SELLER once the acquisition transaction is completed.


AGREEMENT
---------
	In order to consummate the foregoing plan of reorganization and in consideration of the mutual benefits to be derived therefrom and the mutual agreements hereinafter contained, PURCHASER and SELLER approve and adopt this agreement and plan of reorganization effective the closing date of February 5, 1998, and mutually covenant and agree with each other as follows:

SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED
------------------------------------------------
	On the closing date, set herein to be February 5, 1998, PURCHASER shall issue 3,000,000 shares of PURCHASER'S common stock bearing a restrictive legend. As of the date hereof, there are issued and outstanding one million (1,000,000) shares of common stock. It is understood by SELLER that PURCHASER is presently authorized to issue 25,000,000 shares of common stock.

	In exchange for PURCHASER'S stock being issued to SELLER as above described, SELLER shall on the closing date and contemporaneously with such issuance of PURCHASER'S common stock deliver to PURCHASER 100% of the outstanding common stock of SELLER.

	All negotiations relative to this agreement and the transactions contemplated hereby have been conducted with the assistance of CAPITAL GENERAL CORPORATION who is acting as a broker, finder and consultant on behalf of both PURCHASER and SELLER. Both PURCHASER and SELLER agree to hold harmless and indemnify CAPITAL GENERAL CORPORATION from any and all claim, demand, cause of action or suit raised or filed in connection with the operation or promotion of PURCHASER and/or SELLER and the trading of PURCHASER/SELLER's shares.

REPRESENTATIONS AND WARRANTIES OF SELLER
----------------------------------------
	To the best Knowledge of the parties, no representation or warranty by PURCHASER in this agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of SELLER to this agreement, nor any document or certificate delivered to PURCHASER pursuant to this agreement or in connection with actions contemplated hereby, contains or shall

                                      -50-                         Exhibit 2.1
        contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

	SELLER understands and agrees that PURCHASER is without substantial assets or liabilities and with its public shareholders is thus defined herein as a public "shell" corporation. SELLER understands and agrees that PURCHASER is a "shell" corporation and makes no claim on any assets owned by PURCHASER previous to the closing contemplated herein.

	There are no legal, administrative or other proceedings, or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving PURCHASER or SELLER which are known, or which they have reasonable grounds to know, of any basis for any such proceedings, or other claims, judgments, injunctions or restrictions, except as in the Prospectus attached hereto as Exhibit B and made a part of this Agreement or otherwise disclosed herein. Specifically, a "Complaint and Order Denying Exemptions and to Cease and Desist in the Matter of Capital General Corporation, David Rex Yeaman et al. filed by the State of New Jersey in January, 1994. This matter was resolved as disclosed in the Company's Form 10-Q/A filing with the SEC dated November 28, 1994. Also, on February 8, 1996, David R. Yeaman, formerly Secretary/Treasurer and Director of the Company was charged in the U.S. District Court for the Eastern District of Pennsylvania with conspiracy, wire fraud and fraud in the offer, purchase and sale of securities, in violation of 18 U.S.C.sections 2,371 and 1343, 15 U.S.C. section 77q(a), 77x, 78j(b) and 78ff, and 17 C.F.R. section 240.10b-5 (1986); and, that, on April 16, 1997, Mr. Yeaman was convicted of one count of conspiracy, five counts of wire fraud and three counts of securities fraud; and, that while Mr. Yeaman has resigned his affiliation with PURCHASER, Yeaman Enterprises and Capital General Corporation, he may continue to be deemed an affiliate of the Company by virtue of his familial and historical relationships with the Company, its shareholders, officers and directors.

	However, SELLER acknowledges and represents that he is aware of the risks of being a public company and understands and agrees that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD). PURCHASER agrees to provide any supplemental information which may be requested by SELLER relating to any matter discussed herein or in the Prospectus attached hereto as Exhibit B.

	PURCHASER/SELLER understands and agrees that once this transaction is completed, it will be a public company subject to the extensive, complex state, federal and NASD securities regulations incumbent on public companies. In particular, the parties understand and agree that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K and that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of PURCHASER, but the sole responsibility of the new officers and directors of PURCHASER.

	SELLER acknowledges that they have carefully evaluated their financial resources and investment position and the risks associated with this transaction and acknowledges that they are able to bear the economic risks of this transaction. SELLER further acknowledges that their knowledge and experience in financial and business matters in general, and investments in particular, qualifies them as sophisticated investors, and therefore capable of evaluating the merits and risks of this transaction.
                                      -51-                         Exhibit 2.1

        SELLER acknowledges receipt of a copy of the Prospectus dated June 30, 1993, which is attached hereto as Exhibit B and made a part of this Agreement, setting forth the relevant terms, conditions and disclosures of PURCHASER, as well as such other information as SELLER deems necessary or appropriate as a prudent sophisticated and knowledgeable investor in evaluating the acquisition of PURCHASER'S shares and making this Agreement. SELLER has carefully read the Prospectus, including particularly the portion thereof entitled "Risk Factors" and acknowledges that PURCHASER has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Prospectus and to evaluate the merits and risks of this transaction. SELLER acknowledges that they have had the opportunity to ask questions of PURCHASER and CAPITAL GENERAL and have received satisfactory answers from PURCHASER, CAPITAL GENERAL, or its affiliates, associates or employees concerning the terms and conditions of this transaction and the information in the Prospectus.

	SELLER covenants and warrants that the shares of common stock of PURCHASER to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except (I) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or
        (ii) another transaction, which, in the opinion of counsel acceptable to PURCHASER, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this paragraph, an appropriate endorsement will be placed on the certificates for shares of common stock of PURCHASER delivered to SELLER pursuant to this agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

	SELLER is aware that the shares distributed to him will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, particularly Rule 144 and Regulation S, he will probably have to retain such shares for a period of at least one (1) year and at the expiration of such one-year period his sale may be confined to brokerage transactions of limited amounts requiring a notification filing on Form 144 with the Securities and Exchange Commission and such disposition may be available only if the PURCHASER is current in his filings with the Securities and Exchange Commission and SELLER is aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed thereby on their disposition of PURCHASER'S shares. SELLER is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulation promulgated thereunder will not be amended in such manner as to deprive SELLER of any tax benefit that might otherwise be received. SELLER is relying upon the advice of their personal tax advisor with respect to the tax aspects of this transaction.

        SELLER acknowledges that it is his responsibility to comply with the appropriate state and federal securities laws, as well as NASD rules and regulations, particularly secondary trading requirements. SELLER agrees to list PURCHASER in either Moody's investor Services or Standard and Poors, exempting secondary trading of PURCHASER'S stock in those states providing for such secondary trading exemption.

REPRESENTATIONS AND WARRANTIES OF PURCHASER
-------------------------------------------
	To the knowledge of the officers of PURCHASER, PURCHASER is not a party to nor bound by any agreement, deed, lease, power of attorney or other instrument
                                      -52-                         Exhibit 2.1
        other than which is herein disclosed. PURCHASER has executed an Agreement with National Stock Transfer, Inc. A copy of this agreement is available for inspection by SELLER.

	PURCHASER represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and that the execution and performance of this agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of PURCHASER. The shares of PURCHASER'S common stock to be delivered pursuant to this agreement, when so delivered, will have been duly and validly authorized and issued by PURCHASER and will be fully paid and nonassessable.

	SELLER hereby further acknowledges and agrees that no representations or warranties have been made by PURCHASER or CAPITAL GENERAL CORPORATION as to the benefits to be derived by SELLER in completing this transaction. It is expressly understood and agreed that neither CAPITAL GENERAL CORPORATION nor PURCHASER or its officers or agents have made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this agreement or the tax or securities consequences of any action pursuant to or growing out of this agreement.

ACTIONS PRIOR TO CLOSING
------------------------
	SELLER shall duly comply with all applicable laws as may be required for the valid and effective transfer of property, assets and business contemplated by this agreement.

	The representations and warranties made by PURCHASER in this agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

	SELLER shall perform and comply with all its obligations under this agreement which are to be performed and complied with by it prior to or on the closing date including the delivery of its documents specified herein.

	This Agreement shall have been approved by the boards of directors of both PURCHASER and SELLER.

LAW GOVERNING
--------------
	It is understood and agreed that all communications, negotiations, meetings, agreements and understandings relative to this Agreement have taken place in or from the state of Nevada. No communications, offerings, proposals or other forms of negotiations have been conducted in or from the state of Utah. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Nevada and enforced in its courts.

	Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition
                                      -53-                         Exhibit 2.1
        precedent to any legal or equitable action or proceeding of any nature whatsoever.


ASSIGNMENT, AMENDMENT AND MODIFICATION
--------------------------------------
	This agreement shall not be assigned by any party without the written consent of the other. PURCHASER and SELLER may amend, modify and supplement this agreement in such manner as may be agreed upon by them in writing.

TERMINATION AND ABANDONMENT
----------------------------
	This agreement may be terminated and the transactions provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date by mutual consent of PURCHASER and SELLER. In the event of termination and abandonment by any party as herein provided, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated hereunder. In the event that this Agreement has not been completed by the closing date or within thirty days thereafter, this Agreement and the transactions contemplated hereby shall be deemed to have been abandoned and neither party shall be under any further obligation to the other. In the event of such termination or abandonment, SELLER shall forfeit any deposits, payments or other consideration tendered in connection with the execution of this Agreement, unless otherwise expressly provided herein.

NOTICES
-------
	All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

		(a)	If to PURCHASER:
			1800 E. Sahara, Suite 107
			Las Vegas, Nevada 89104

		(b)	If to SELLER:
			P.O. Box 34
			Nelson, B.C. Canada VlL 5P7

ENTIRE AGREEMENT
----------------
	This instrument embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein. Any announcements, amendments or modifications shall be set forth in writing and approved by the parties hereto.

	This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FURTHER DOCUMENTS
-----------------
	PURCHASER and SELLER agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

                                             -54-                  Exhibit 2.1

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed all as of the day and year first above written.



                ENVIRONMENTAL DEVELOPMENT CORPORATION ("PURCHASER")


		By:	/s/ Krista Nielson
		    ---------------------------
               Krista Nielson, President

"SELLERS":

SPECIALTY COATINGS LTD.				B.C. THERMAL DYNAMIC COATINGS INC.


By:     /s/ Marilyn Auriat                       By:  /s/ Arnie Gustafson
    ---------------------                     ----------------------------
    Marilyn Auriat, Vice President              Arnie Gustafson, President

MICHAEL MACCARTHEY CONSTRUCTION LTD.		WEST KOOTNAY LITE-FORM LTD.


By:     /s/ Michael McCarthey                     By:  /s/ Judith Walker
    ---------------------------                 ---------------------------
     Michael McCarthey, President                 Judith Walker, President































                                      -55-                         Exhibit 2.1